EXHIBIT 10.24

                            INDEMNIFICATION AGREEMENT


                  This Agreement, made and entered into as of this 29th day of August, 2001 ("Agreement"), by and between Kirlin Holding Corp., a Delaware corporation (the "Corporation"), and Martin F. Schacker (the "Indemnitee"):

                  WHEREAS, highly competent persons have become reluctant to serve publicly-held corporations as directors, officers, or in other capacities, unless they are provided with better protection from the risk of claims and actions against them arising out of their service to and activities on behalf of such corporation; and

                  WHEREAS, the current cost of obtaining adequate insurance and the uncertainties related to indemnification have increased the difficulty of attracting and retaining such persons; and

                  WHEREAS, the Board of Directors of the Corporation (the "Board") has determined that the inability to attract and retain such persons is detrimental to the best interests of the Corporation's stockholders and that such persons should be assured that they will have better protection in the future; and

                  WHEREAS, it is reasonable, prudent and necessary for the Corporation to obligate itself contractually to indemnify such persons to the fullest extent permitted by applicable law so that such persons will serve or continue to serve the Corporation free from undue concern that they will not be adequately indemnified; and

                  WHEREAS, this Agreement is a supplement to and in furtherance of Section 7.5 of the By-laws of the Corporation, and Article 9 of the Certificate of Incorporation of the Corporation and any resolutions adopted pursuant thereto and shall neither be deemed to be a substitute therefor nor to diminish or abrogate any rights of Indemnitee thereunder; and

                  WHEREAS, Indemnitee is willing to serve on behalf of the Corporation on the condition that he be indemnified according to the terms of this Agreement;


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                  NOW, THEREFORE, in consideration of the premises and the
covenants contained herein, the Corporation and Indemnitee do hereby covenant and agree as follows:

                  1.       Definitions.  For purposes of this Agreement:

                           (a)    "Change in Control" means a change in control
of the Corporation occurring after the Effective Date (as defined in Section 14) of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), whether or not the Corporation is then subject to such reporting requirement provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred if, after the Effective Date (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities without the prior approval of at least two-thirds of the members of the Board in office immediately prior to such person attaining such percentage interest; (ii) the Corporation is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter, or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

                           (b)    "Corporate Status" means the status of a
person who is or was a director, officer, employee, agent or fiduciary of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Corporation.

                           (c)    "Disinterested Director" means a director of
the Corporation who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.


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                           (d)    "Expenses" means all reasonable attorneys'
fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding.

                           (e)    "Independent Counsel" means a law firm, or a
member of a law firm, that is experienced in matters of corporation law and neither then presently is, nor in the past five years has been, retained to represent: (i) the Corporation or Indemnitee in any other matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

                           (f)    "Proceeding" means any action, suit,
arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, except one initiated by an Indemnitee pursuant to Section 11 of this Agreement to enforce his rights under this Agreement.

                  2. Services by Indemnitee. Indemnitee agrees to serve as a director of the Corporation. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law).

                  3. Indemnification - General. The Corporation shall indemnify, defend and advance Expenses to, Indemnitee as provided in this Agreement to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may thereafter from time to time permit. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other Sections of this Agreement.

                  4. Proceedings Other Than Proceedings by or in the Right of the Corporation. Indemnitee shall be entitled to the rights of indemnification provided in this Section if, by reason of his Corporate Status, he is, or is threatened to be made, a party to any threatened, pending or


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completed Proceeding, other than a Proceeding by or in the right of the
Corporation. Pursuant to this Section, Indemnitee shall be indemnified against Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with any such Proceeding or any claim, issue or matter therein, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

                  5. Proceedings by or in the Right of the Corporation. Indemnitee shall be entitled to the rights of indemnification provided in this
Section if, by reason of his Corporate Status, he is, or is threatened to be made, a party to any threatened, pending or completed Proceeding brought by or in the right of the Corporation to procure a judgment in its favor. Pursuant to this Section, Indemnitee shall be indemnified against Expenses actually and reasonably incurred by him or on his behalf in connection with any such Proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation. Notwithstanding the foregoing, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in any such proceeding as to which Indemnitee shall have been adjudged to be liable to the Corporation if applicable law prohibits such indemnification unless the Court of Chancery of the State of Delaware, or the court in which such Proceeding shall have been brought or is pending, shall determine that indemnification against Expenses may nevertheless be made by the Corporation.

                  6. Indemnification for Expenses of Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Corporation shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For the purposes of this Section and without limiting the foregoing, the termination of any claim, issue or matter in any such Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.


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                  7.       Indemnification or Expenses of a Witness.
Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

                  8. Advancement of Expenses. The Corporation shall advance all Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding within twenty days after the receipt by the Corporation of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking (e.g., a promise by the Indemnitee to pay) by or on behalf of Indemnitee to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses.

                  9. Procedure for Determination of Entitlement to Indemnification.

                           (a)    To obtain indemnification under this Agreement
in connection with any Proceeding, and for the duration thereof, Indemnitee shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Corporation shall, promptly upon receipt of any such request for indemnification, advise the Board in writing that Indemnitee has requested indemnification.

                           (b)    Upon written request by Indemnitee for
indemnification pursuant to Section 9(a) hereof, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made in such case: (i) if a Change in Control shall have occurred, by Independent Counsel (unless Indemnitee shall request that such determination be made by the Board or the stockholders, in which case in the manner provided for in clauses
(ii) or (iii) of this Section 9(b) in a written opinion to the Board, a copy of which shall be delivered to Indemnitee); (ii) if a Change of Control shall not have occurred, (A) by the Board by a majority vote of a quorum consisting of Disinterested Directors, or (B) if a quorum of the Board consisting of Disinterested Directors is not obtainable, or even if such quorum is obtainable,


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if such quorum of Disinterested Directors so directs, either (x) by Independent
Counsel, selected by a majority vote of the Board at a meeting in which a quorum is present, in a written opinion to the Board, a copy of which shall be delivered to Indemnitee, or (y) by the stockholders of the Corporation, as determined by such quorum of Disinterested Directors, or a quorum of the Board, as the case may be; or (iii) as provided in Section 10(b) of this Agreement. If it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten (10) days after such determination. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Corporation (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Corporation hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

                           (c)    If required, Independent Counsel shall be
selected as follows: (i) if a Change of Control shall not have occurred, Independent Counsel shall be selected by the Board, and the Corporation shall give written notice to Indemnitee advising him of the identity of Independent Counsel so selected, or (ii) if a Change of Control shall have occurred, Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board, in which event (i) shall apply), and Indemnitee shall give written notice to the Corporation advising it of the identity of Independent Counsel so selected. In either event, Indemnitee or the Corporation, as the case may be, may, within seven days after such written notice of selection shall have been given, deliver to the Corporation or to Indemnitee, as the case may be, a written objection to such selection. Such objection may be asserted only on the ground that Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in
Section 1(e) of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is made, Independent Counsel so selected may not serve as Independent Counsel unless and until a court has determined that such objection is without merit. If, within 20 days after submission by Indemnitee of a written request for indemnification pursuant to Section 9(a) hereof, no Independent Counsel shall have been selected and not objected to, either the Corporation or Indemnitee may


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petition the Court of Chancery of the State of Delaware, or other court of competent jurisdiction, for resolution of any objection which shall have been made by the Corporation or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by such court or by such other person as such court shall designate, and the person with respect to whom an objection is so resolved or the person so appointed shall act as Independent Counsel under Section 9(b) hereof. The Corporation shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with its actions pursuant to this Agreement, and the Corporation shall pay all reasonable fees and expenses incident to the procedures of this Section 9(c), regardless of the manner in which such Independent Counsel was selected or appointed. Upon the due commencement date of any judicial proceeding or arbitration pursuant to Section 11(a)(iii) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

                  10.      Presumptions and Effects of Certain Proceedings.

                           (a)    If a Change of Control shall have occurred, in
making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 9(a) of this Agreement, and the Corporation shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

                           (b)    If the person, persons or entity empowered or
selected under Section 9 of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within 60 days after receipt by the Corporation of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) prohibition of such indemnification under applicable law provided, however, that such 60-day period may be extended for a reasonable time, not to exceed an additional 30 days, if


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the person, persons or entity making the determination with respect to entitlement to indemnification in good faith require(s) such additional time for the obtaining or evaluating of documentation and/or information relating thereto and provided, further, that the foregoing provisions of this Section 10(b) shall not apply (i) if the determination of entitlement to indemnification is to be made by the stockholders pursuant to Section 9(b) of this Agreement and if (A) within 15 days after receipt by the Corporation of the request for such determination the Board has resolved to submit such determination to the stockholders for their consideration at an annual meeting thereof to be held within 90 days after such receipt and such determination is made thereat, or (B) a special meeting of stockholders is called within 15 days after such receipt for the purpose of making such determination, such meeting is held for such purpose within 90 days after having been so called and such determination is made thereat, or (ii) if the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 9(b) of this Agreement.

                           (c)    The termination of any Proceeding or of any
claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

                  11.      Remedies of Indemnitee.

                           (a)    In the event that (i) a determination is made
pursuant to Section 9 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 8 of this Agreement, (iii) the determination of indemnification is to be made by Independent Counsel pursuant to Section 9(b) of this Agreement and such determination shall not have been made and delivered in a written opinion within 90 days after receipt by the Corporation of the request for indemnification, (iv) payment of indemnification is not made pursuant to
Section 7 of this Agreement within ten days after receipt by the Corporation of a written request therefor, or (v) payment of indemnification is not made within ten days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to


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Section 9 or 10 of this Agreement, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of New York of his entitlement to such indemnification or advancement of Expenses. Alternatively, the Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association at a location within the County of New York, State of New York, in the county in which the Corporation's principal executive offices are located, or such other location as the Indemnitee and the Corporation shall mutually agree. Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 11(a). The Corporation shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration.

                           (b)    In the event that a determination shall have
been made pursuant to Section 9 of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section shall be conducted in all respects as a de novo trial or arbitration on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. If a Change of Control shall have occurred in any judicial proceeding or arbitration commenced pursuant to this Section, the Corporation shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

                           (c)    If a determination shall have been made or
deemed to have been made pursuant to Section 9 or 10 of this Agreement that Indemnitee is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or
(ii) prohibition of such indemnification under applicable law.

                           (d)    The Corporation shall be precluded from
asserting in any judicial proceeding or arbitration commenced pursuant to this Section that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Corporation is bound by all the provisions of this Agreement.


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                           (e)    In the event that Indemnitee, pursuant to this
Section, seeks a judicial adjudication of, or an award in arbitration to enforce, his rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any and all expenses (of the kinds described in the definition of Expenses) actually and reasonably incurred by him in such judicial adjudication or arbitration, but only if he prevails therein.
If it shall be determined in such judicial adjudication or arbitration that Indemnitee is entitled to receive all of the indemnification or advancement of expenses sought, the expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately prorated.

                  12. Procedure Regarding Indemnification. With respect to any Proceedings, the Indemnitee, prior to taking any action with respect to such Proceeding, shall consult with the Corporation as to the procedure to be followed in defending, settling, or compromising the Proceeding and shall not consent to any settlement or compromise of the Proceeding without the written consent of the Corporation (which consent shall not be unreasonably withheld or delayed). The Corporation shall be entitled to participate in defending, settling or compromising any Proceeding and to assume the defense of such Proceeding with counsel of its choice and shall assume such defense if requested by the Indemnitee. Notwithstanding the election by, or obligation of, the Corporation to assume the defense of a Proceeding, the Indemnitee shall have the right to participate in the defense of such Proceeding and to employ counsel of Indemnitee's choice, but the fees and expenses of such counsel shall be at the expense of the Indemnitee unless (i) the employment of such counsel shall have been authorized in writing by the Company, or (ii) the Indemnitee shall have reasonably concluded that there may be defenses available to him which are different from or additional to those available to the Corporation (in which latter case the Corporation shall not have the right to direct the defense of such Proceeding on behalf of the Indemnitee), in either of which events the fees and expenses of not more than one additional firm of attorneys selected by the Indemnitee shall be borne by the Corporation. If the Corporation assumes the defense of a Proceeding, then counsel for the Corporation and Indemnitee shall keep Indemnitee reasonably informed of the status of the Proceeding and promptly send to Indemnitee copies of all documents filed or produced in the Proceeding, and the Corporation will not compromise or settle any such Proceeding without the written consent of the Indemnitee (which consent shall not be unreasonably withheld or delayed) if the relief provided is other than monetary damages and will promptly notify the Indemnitee of any settlement and the amount thereof.

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                  13.      Non-Exclusivity; Survival of Rights; Insurance;
Subrogation.

                           (a)    The rights of indemnification and to receive
advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indem nitee may at any time be entitled under applicable law, the certificate of incorporation or by-laws of the Corporation, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Agreement or any provision hereof shall be effective as to any Indemnitee with respect to any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal.

                           (b)    To the extent that the Corporation maintains
an insurance policy or policies providing liability insurance for directors, officers, employees, agents or fiduciaries of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Corporation, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee, agent or fiduciary under such policy or policies.

                           (c)    In the event of any payment under this
Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

                           (d)    The Corporation shall not be liable under this
Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

                  14. Duration of Agreement. This Agreement shall become effective as of the date that Indemnitee is elected or appointed as a director of the Corporation ("Effective Date") and shall continue until and terminate upon the later of: (a) ten years after the date that Indemnitee shall have ceased to serve as a director, officer, employee, agent or fiduciary of the


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Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which Indemnitee served at the request of the Corporation; or (b) the final termination of all pending Proceedings in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and or any proceeding commenced by Indemnitee pursuant to
Section 11 of this Agreement. This Agreement shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of Indemnitee and his heirs, executors and administrators.

                  15. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

                  16. Exception to Right of Indemnification or Advancement of Expenses. Except as provided in Section 11(e), Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any Proceeding, or any claim therein, brought or made by him against the Corporation.

                  17. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

                  18. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.


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                  19.      Modification and Waiver. No supplement, modification
or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

                  20. Notice by Indemnitee. Indemnitee agrees promptly to notify the Corporation at its principal executive offices in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder.

                  21. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom such notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

                           (a)      If to Indemnitee, to:

                                    Innapharma, Inc.
                                    One Maynard Drive
                                    Suite 205
                                    Park Ridge, New Jersey 07656

                           (b)      If to the Corporation, to:

                                    Kirlin Holding Corp.
                                    6901 Jericho Turnpike
                                    Syosset, NY 11791
                                    Attn: Chairman


or to such other address or such other person as Indemnitee or the Corporation shall designate in writing in accordance with this Section, except that notices regarding changes in notices shall be effective only upon receipt.

                  22. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware without regard to principles of conflicts of law.

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                  23.      Miscellaneous.  Use of the masculine pronoun shall be
deemed to include usage of the feminine pronoun where appropriate.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                        KIRLIN HOLDING CORP.

                                            /s/ David O. Lindner
                                        By:____________________________
                                             David O. Lindner
                                             Chief Executive Officer



                                        INDEMNITEE:

                                        /s/ Martin F. Schacker
                                        ______________________________
                                        Martin F. Schacker

                                  * * * * *


                  Kirlin Securities, Inc., a Delaware corporation and wholly-owned subsidiary of the Corporation, hereby guarantees the payment of all monies owed to Indemnitee by the Corporation pursuant to the foregoing Indemnification Agreement; provided, however that such guarantee shall only be effective if (i) a judgment or other final determination is rendered in a Proceeding against Indemnitee that is adverse to Indemnitee and (ii) the Corporation has failed to pay all monies owed to Indemnitee by the Corporation pursuant to the Indemnification Agreement and such failure has continued for a period of not less than one-hundred twenty (120) days.

                                         KIRLIN SECURITIES, INC.

                                             /s/ David O. Lindner
                                         By: _______________________________
                                             David O. Lindner
                                             Co-Chief Executive Officer



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